Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	12-31-12	9-30-12	12-31-11
Assets
Loans	$52,822	$51,419	$49,575
Loans held for sale	599	628	728
Securities available for sale	12,094	11,962	16,012
Held-to-maturity securities	3,931	4,153	2,109
Trading account assets	605	663	623
Short-term investments	3,940	2,208	3,519
Other investments	1,064	1,106	1,163

Total earning assets	75,055	72,139	73,729
Allowance for loan and lease losses	(888)	(888)	(1,004)
Cash and due from banks	585	974	694
Premises and equipment	965	942	944
Operating lease assets	288	290	350
Goodwill	979	979	917
Other intangible assets	171	182	17
Corporate-owned life insurance	3,333	3,309	3,256
Derivative assets	693	771	945
Accrued income and other assets	2,801	2,871	3,077
Discontinued assets	5,254	5,381	5,860

Total assets	$89,236	$86,950	$88,785

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$32,380	$30,573	$27,954
Savings deposits	2,433	2,393	1,962
Certificates of deposit ($100,000 or more)	2,879	3,226	4,111
Other time deposits	4,575	4,941	6,243

Total interest-bearing deposits	42,267	41,133	40,270
Noninterest-bearing deposits	23,319	22,486	21,098
Deposits in foreign office — interest-bearing	407	569	588

Total deposits	65,993	64,188	61,956
Federal funds purchased and securities sold under repurchase agreements	1,609	1,746	1,711
Bank notes and other short-term borrowings	287	388	337
Derivative liabilities	584	657	1,026
Accrued expense and other liabilities	1,425	1,238	1,763
Long-term debt	6,847	6,119	9,520
Discontinued liabilities	2,182	2,335	2,550

Total liabilities	78,927	76,671	78,863
Equity
Preferred stock, Series A	291	291	291
Common shares	1,017	1,017	1,017
Capital surplus	4,126	4,118	4,194
Retained earnings	6,913	6,762	6,246
Treasury stock, at cost	(1,952)	(1,868)	(1,815)
Accumulated other comprehensive income (loss)	(124)	(69)	(28)

Key shareholders’ equity	10,271	10,251	9,905
Noncontrolling interests	38	28	17

Total equity	10,309	10,279	9,922

Total liabilities and equity	$89,236	$86,950	$88,785

Common shares outstanding (000)	925,769	936,195	953,008

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Twelve months ended
	12-31-12	9-30-12	12-31-11	12-31-12	12-31-11
Interest income
Loans	$563	$538	$542	$2,155	$2,206
Loans held for sale	5	5	4	20	14
Securities available for sale	85	93	128	399	583
Held-to-maturity securities	19	21	9	69	12
Trading account assets	3	4	5	18	26
Short-term investments	2	1	1	6	6
Other investments	11	9	9	38	42

Total interest income	688	671	698	2,705	2,889
Interest expense
Deposits	49	60	85	257	390
Federal funds purchased and securities sold under repurchase agreements	1	1	1	4	5
Bank notes and other short-term borrowings	2	1	2	7	11
Long-term debt	35	37	53	173	216

Total interest expense	87	99	141	441	622

Net interest income	601	572	557	2,264	2,267
Provision (credit) for loan and lease losses	57	109	(22)	229	(60)

Net interest income (expense) after provision for loan and lease losses	544	463	579	2,035	2,327
Noninterest income
Trust and investment services income	104	106	104	421	434
Service charges on deposit accounts	75	74	70	287	281
Operating lease income	16	17	25	75	122
Letter of credit and loan fees	59	52	56	221	213
Corporate-owned life insurance income	36	26	35	122	121
Net securities gains (losses) (a)	—	—	—	—	1
Electronic banking fees	18	18	18	72	114
Gains on leased equipment	2	46	9	111	25
Insurance income	14	13	11	50	53
Net gains (losses) from loan sales	57	39	27	150	75
Net gains (losses) from principal investing	2	11	(8)	72	78
Investment banking and capital markets income (loss)	47	38	24	165	134
Other income	36	104	43	221	157

Total noninterest income	466	544	414	1,967	1,808
Noninterest expense
Personnel	433	411	387	1,618	1,520
Net occupancy	69	65	66	260	258
Operating lease expense	12	13	18	57	94
Computer processing	39	43	42	166	166
Business services and professional fees	55	49	57	193	186
FDIC assessment	8	7	7	31	52
OREO expense, net	1	1	5	15	13
Equipment	27	27	25	107	103
Marketing	20	18	24	68	60
Provision (credit) for losses on lending-related commitments	(14)	(8)	(11)	(16)	(28)
Intangible asset amortization on credit cards	8	6	—	14	—
Other intangible asset amortization	4	3	1	9	4
Other expense	94	99	96	385	362

Total noninterest expense	756	734	717	2,907	2,790

Income (loss) from continuing operations before income taxes	254	273	276	1,095	1,345
Income taxes	55	52	69	239	369

Income (loss) from continuing operations	199	221	207	856	976
Income (loss) from discontinued operations, net of taxes	4	—	(7)	9	(44)

Net income (loss)	203	221	200	865	932
Less: Net income (loss) attributable to noncontrolling interests	—	2	—	7	12

Net income (loss) attributable to Key	$203	$219	$200	$858	$920

Income (loss) from continuing operations attributable to Key common shareholders	$193	$214	$201	$827	$857
Net income (loss) attributable to Key common shareholders	197	214	194	836	813
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.23	$.21	$.88	$.92
Income (loss) from discontinued operations, net of taxes	—	—	(.01)	.01	(.05)
Net income (loss) attributable to Key common shareholders (b)	.21	.23	.20	.89	.87
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.23	$.21	$.88	$.92
Income (loss) from discontinued operations, net of taxes	—	—	(.01)	.01	(.05)
Net income (loss) attributable to Key common shareholders (b)	.21	.23	.20	.89	.87
Cash dividends declared per common share	$.05	$.05	$.03	$.18	$.10
Weighted-average common shares outstanding (000)	925,725	936,223	948,658	938,941	931,934
Weighted-average common shares and potential common shares outstanding (000) (c)	930,382	940,764	951,684	943,259	935,801

(a)	For the three months ended December 31, 2012, September 30, 2012, and December 31, 2011 Key did not have any impairment losses related to securities.
(b)	Earnings per share may not foot due to rounding.
(c)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.